UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2024

Semper Paratus Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41002	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Third Avenue, 38th Floor
New York, New York 10017 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 807-8832

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	LGSTU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share, included as part of the Units	LGST	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the Units	LGSTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 31, 2024, Semper Paratus Acquisition Corporation, a Cayman Islands exempted company (“Semper Paratus”) held an extraordinary general meeting of the shareholders (the “Meeting”), which was called to approve the proposals relating to the entry into and consummation of the Agreement and Plan of Merger, dated as of June 28, 2023 (the “Merger Agreement”) by and among Semper Paratus, Semper Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Semper Paratus (“Merger Sub”), Tevogen Bio Inc, a Delaware corporation (“Tevogen Bio”), SSVK Associates, LLC, a Delaware limited liability company, and Ryan Saadi in his capacity as seller representative. Pursuant to the Merger Agreement, prior to the closing of the transactions contemplated by the Merger Agreement (the “Closing”), Semper Paratus will be continued and deregistered from the Cayman Islands, redomesticate as a Delaware corporation and change its name to “Tevogen Bio Holdings Inc.”) (the “Domestication”), and at the Closing, Merger Sub will merge with and into Tevogen Bio, with Tevogen Bio being the surviving company (the “Merger,” together with the other transactions contemplated by the Merger Agreement, the “Business Combination”) and wholly-owned subsidiary of Semper Paratus. Following the Domestication, Semper Paratus will be referred to herein as “New Tevogen.”

An aggregate of 13,984,089 ordinary shares of Semper Paratus, that were entitled to vote as of the record date of January 4, 2024, were represented in person or by proxy at the Meeting. Accordingly, a quorum was present and the Meeting was lawfully convened for conducting the business to be presented at the Meeting.

Each of the proposals presented at the Meeting was approved, and the Business Combination is expected to be consummated as soon as practicable following the satisfaction or waiver of the remaining closing conditions described in Semper Paratus’ definitive proxy statement for the Meeting, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 10, 2024, as supplemented by a Supplement No. 1 filed on January 24, 2024 and Supplement No. 2 filed on January 24, 2024 (the “Proxy Statement/Prospectus”), including the condition that the common stock of New Tevogen will have been approved for listing on a tier of The Nasdaq Stock Market. Following the Closing, New Tevogen’s common stock is expected to begin trading on a tier of The Nasdaq Stock Market under the proposed symbols “TVGN” and “TVGNW,” respectively.

In connection with the Meeting, shareholders holding 1,432,457 Semper Paratus’ Class A ordinary shares (the “Public Shares”) exercised their right to redeem their shares for a pro rata portion of the funds in Semper Paratus’ trust account (the “Trust Account”). The trustee of the Trust Account is calculating the final amount of the funds to be removed from the Trust Account in connection with such redemptions, but the current preliminary calculations are that approximately $15.9 million (approximately $11.07 per Public Share) will be removed from the Trust Account to pay such holders. Semper Paratus will amend this Form 8-K (or file a new Form 8-K) should the actual amounts materially differ from the foregoing estimated amounts.

Semper Paratus’ shareholders voted on the following proposals at the Meeting (the “Proposals”), each of which was approved:

(1) Proposal No. 1 — The Business Combination Proposal — The approval of the Business Combination Proposal required the affirmative vote of a majority of the votes cast by holders of Semper Paratus’ ordinary shares present in person or represented by proxy and entitled to vote at the Meeting. The following is a tabulation of the votes with respect to this proposal, which was approved by Semper Paratus’ shareholders:

For	Against	Abstain	Broker Non-Votes
13,840,594	143,495	0	n/a

(2) Proposal No. 2 — The Domestication Proposal — The approval of the Domestication Proposal required the affirmative vote of two-thirds (2/3) of the votes of the votes cast by holders of Semper Paratus’ ordinary shares present in person or represented by proxy and entitled to vote at the Meeting. The following is a tabulation of the votes with respect to this proposal, which was approved by Semper Paratus’ shareholders:

For	Against	Abstain	Broker Non-Votes
13,840,594	143,495	0	n/a

(3) Proposal No. 3 — The Organizational Documents Proposal — The approval of the Organizational Documents Proposal required the affirmative vote of two-thirds (2/3) of the votes of the votes cast by holders of Semper Paratus’ ordinary shares present in person or represented by proxy and entitled to vote at the Meeting. The following is a tabulation of the votes with respect to this proposal, which was approved by Semper Paratus’ shareholders:

For	Against	Abstain	Broker Non-Votes
13,840,594	143,495	0	n/a

(4) Proposal No. 4 — The Advisory Charter Proposals — The approval of the Advisory Charter Proposals required the affirmative vote of a majority of the votes cast by holders of Semper Paratus’ ordinary shares present in person or represented by proxy and entitled to vote at the Meeting. The following is a tabulation of the votes with respect to this proposal, which was approved by Semper Paratus’ shareholders. What follows are tabulations of the results of each of these proposals:

(A)	A proposal to increase the authorized share capital of Semper Paratus to 800,000,000 shares of common stock, par value $0.0001 per share, of New Tevogen and 20,000,000 shares of preferred stock, par value $0.0001 per share, of New Tevogen:

For	Against	Abstain	Broker Non-Votes
13,840,594	143,495	0	n/a

(B)	A proposal to provide the alteration of authorized shares of New Tevogen requires the affirmative vote of the holders of a majority New Tevogen’s stock authorized to vote:

For	Against	Abstain	Broker Non-Votes
13,840,594	143,495	0	n/a

(C)	A proposal to permit removal of a director only for cause and only by the affirmative vote of the holders of at least two-thirds (2/3) entitled to vote at an election of directors of New Tevogen:

For	Against	Abstain	Broker Non-Votes
13,840,594	143,495	0	n/a

(D)	A proposal to provide that, subject to the rights of holders of any series of preferred stock, the number of directors will be fixed from time to time by a majority of the board of directors of New Tevogen:

For	Against	Abstain	Broker Non-Votes
13,840,594	143,495	0	n/a

(E)	A proposal to eliminate the ability of New Tevogen stockholders to take action by written consent in lieu of a meeting:

For	Against	Abstain	Broker Non-Votes
13,840,594	143,495	0	n/a

(F)	A proposal to provide that the Proposed Bylaws may be amended, altered, repealed or adopted either by the affirmative vote of a majority of the New Tevogen Board then in office or by the approval of at least a majority of the voting power of all of the then-outstanding shares of voting stock:

For	Against	Abstain	Broker Non-Votes
13,840,594	143,495	0	n/a

(G)	A proposal to provide that Proposed Charter may be amended, altered, repealed or adopted by the approval of at least two-thirds (2/3) of the voting stock of New Tevogen for amendments relating to: classification and election of the Board, removal of directors from office, and filling vacancies on the Board; exculpation of personal liability of a director of and indemnification of directors or officers; and amendments to the Proposed Bylaws:

For	Against	Abstain	Broker Non-Votes
13,840,594	143,495	0	n/a

(H)	A proposal to provide that the Court of Chancery for the State of Delaware will be the sole and exclusive forum for certain stockholder actions and the federal district courts of the United States shall be the exclusive forum for claims arising out of the Securities Act of 1933:

For	Against	Abstain	Broker Non-Votes
13,840,594	143,495	0	n/a

(I)	A proposal to eliminate certain provisions related to Semper Paratus’ status as a blank check company, and allow it to continue as a corporate entity following the Business Combination:

For	Against	Abstain	Broker Non-Votes
13,840,594	143,495	0	n/a

(5) Proposal No. 5 — The Nasdaq Proposal — The approval of the Nasdaq Proposal required the affirmative vote of a majority of the votes cast by holders of Semper Paratus’ ordinary shares present in person or represented by proxy and entitled to vote at the Meeting. The following is a tabulation of the votes with respect to this proposal, which was approved by Semper Paratus’ shareholders:

For	Against	Abstain	Broker Non-Votes
13,840,594	143,495	0	n/a

(6) Proposal No. 6 — The Omnibus Incentive Plan Proposal — The approval of the Omnibus Incentive Plan Proposal required the affirmative vote of a majority of the votes cast by holders of Semper Paratus’ ordinary shares present in person or represented by proxy and entitled to vote at the Meeting. The following is a tabulation of the votes with respect to this proposal, which was approved by Semper Paratus’ shareholders:

For	Against	Abstain	Broker Non-Votes
13,840,594	143,495	0	n/a

(7) Proposal No. 7 — The Election of Directors Proposal — The approval of the Election of Directors Proposal required the affirmative vote of a majority of the votes cast by holders of Semper Paratus’ ordinary shares present in person or represented by proxy and entitled to vote at the Meeting. The following is a tabulation of the votes with the elected directors to serve as Class I, Class II, and Class III directors:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dr. Curtis Patton (Class I)	13,840,594	143,495	n/a
Jeffrey Feike (Class I)	13,840,594	143,495	n/a
Surendra Ajjarapu (Class II)	13,840,594	143,495	n/a
Victor Sordillo (Class II)	13,840,594	143,495	n/a
Dr. Keow Lin Goh (Class II)	13,840,594	143,495	n/a
Dr. Ryan Saadi (Class III)	13,840,594	143,495	n/a
Susan Podlogar (Class III)	13,840,594	143,495	n/a

(8) Proposal No. 8 — The Adjournment Proposal — Because Semper Paratus’ shareholders approved Proposals 1 through 7, an eighth proposal to adjourn the Meeting for the purpose of soliciting additional proxies was not submitted to Semper Paratus shareholders for approval at the Meeting.

No other items were presented for shareholder approval at the Meeting.

Item 7.01 Regulation FD Disclosure.

On February 1, 2024, Semper Paratus issued a press release regarding the matters discussed in Item 5.07, a copy of which is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that reflect Tevogen Bio’s and Semper Paratus’ current views with respect to, among other things, the future operations and financial performance of Tevogen Bio, Semper Paratus and the combined company. Forward-looking statements in this report may be identified by the use of words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “foreseeable,” “future,” “intend,” “may,” “outlook,” “plan,” “potential,” “proposed” “predict,” “project,” “seek,” “should,” “target,” “trends,” “will,” “would” and similar terms and phrases. Forward-looking statements contained in this report include, but are not limited to, statements as to (i) expectations regarding the Business Combination, including timing for its consummation, (ii) anticipated use of proceeds from the transaction, (iii) Tevogen Bio’s and Semper Paratus’ expectations as to various operational results and market conditions, (iv) Tevogen Bio’s anticipated growth strategy, (v) financial condition and performance of Tevogen Bio and Semper Paratus, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Business Combination, (vi) the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of Tevogen Bio, (vii) Tevogen Bio’s ability to obtain and maintain adequate patent protection for its product candidates and ExacTcell and unproven approach to the development of product candidates using ExacTcell, (viii) the lengthy and time-consuming FDA regulatory approval process, (ix) Tevogen Bio’s limited operating history and no products approved for commercial sale, (x) anticipated benefits of the Business Combination, and (xi) expected listing of the combined company.

The forward-looking statements contained in this report are based on the current expectations of Tevogen Bio, Semper Paratus and their respective management and are subject to risks and uncertainties. No assurance can be given that future developments affecting Tevogen Bio, Semper Paratus or the combined company will be those that are anticipated. Actual results may differ materially from current expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the control of Tevogen Bio and Semper Paratus. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Factors that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them.

Such factors include, but are not limited to: the risk that the Business Combination may not be completed in a timely manner or at all; the failure to meet closing conditions; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement in respect of the transaction; failure to achieve sufficient cash available (taking into account all available financing sources) following any redemptions of Semper Paratus’ public shareholders; failure to meet relevant listing standards in connection with the consummation of the transaction; failure to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the combined entity to maintain relationships with customers and suppliers and strategic alliance third parties, and to retain its management and key employees; potential litigation relating to the proposed transaction; unexpected costs and expenses related to the transaction; estimates of Tevogen Bio and the combined company’s financial performance being materially incorrect predictions; changes in general economic or political conditions; changes in the markets that Tevogen Bio targets or the combined company will target; any change in laws applicable to Semper Paratus or Tevogen Bio or any regulatory or judicial interpretation thereof; and other factors, risks and uncertainties, including those included under the heading “Risk Factors” in the Proxy Statement/Prospectus, and other documents to be filed by Semper Paratus from time to time with the SEC. Tevogen Bio and Semper Paratus caution that the foregoing list of factors is not exhaustive. Any forward-looking statement made in this report speak only as of the date hereof. Plans, intentions or expectations disclosed in forward-looking statements may not be achieved and no one should place undue reliance on such forward-looking statements. Neither Tevogen Bio nor Semper Paratus undertake any obligation to update, revise or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Description
99.1	Press Release, dated February 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPER PARATUS ACQUISITION CORPORATION

Date: February 1, 2024	By:	/s/ Surendra Ajjarapu
	Name:	Surendra Ajjarapu
	Title:	Chairman and Chief Executive Officer